WELLS FARGO VARIABLE TRUST

                               Corporate Bond Fund
                    Supplement dated February 9, 2001 to the
                          Prospectus dated May 1, 2000
              and Supplemented July 31, 2000 and September 29, 2000

Effective February 5, 2001, Daniel J. Kokoszka, CFA, serves as the portfolio manager for the day-to-day management of the Corporate Bond Fund. Mr. Kokoszka was formerly a co-manager for the Fund, from its inception on September 20, 1999 through July 2000, and he now resumes investment management responsibilities as the Fund's sole portfolio manager. Mr. Kokoszka's experience, education, and credentials are described in the prospectus under "Portfolio Managers."


                              Asset Allocation Fund
                               Corporate Bond Fund
                               Equity Income Fund
                                Equity Value Fund
                                   Growth Fund
                            International Equity Fund
                            Large Company Growth Fund
                                Money Market Fund
                              Small Cap Growth Fund
                    Supplement dated February 9, 2001 to the
                         Prospectuses dated May 1, 2000
              and Supplemented July 31, 2000 and September 29, 2000

The description of the Investment Advisor described under "Organization and Management of the Funds" is supplemented as follows:

     Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume investment advisory responsibilities for each of the Funds on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' advisor is responsible for developing the investment policies and guidelines for the Funds, and for supervising the sub-advisors who are responsible for the day-to-day portfolio management of the Funds. Because Funds Management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational. After this transition is completed, all references to Wells Fargo Bank as investment advisor in the prospectuses should be understood to be references to Funds Management.

The  description  of  the  Administrator   described  under   "Organization  and
Management of the Funds" is supplemented as follows:

     Effective on or about March 1, 2001, Funds Management is expected to assume administration responsibilities for the Funds from Wells Fargo Bank. Funds Management will provide the same services to the Funds, and be entitled to receive fees at the same annual rates, as are currently applicable under the administration agreement with Wells Fargo Bank. After this transition is completed, all references to Wells Fargo Bank as administrator in the prospectuses should be understood to be references to Funds Management.